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                                                                   Exhibit 10.19


                             WAIVER AND RIDER NO. 7
                                       TO
                                EQUIPMENT LEASE
                                   AGREEMENT

         THIS WAIVER AND RIDER NO. 7 TO MASTER LEASE AGREEMENT, dated as of March 30, 2005 (this "Agreement"), between STONEPATH GROUP, INC., MGR, INC. d/b/a AIR PLUS LIMITED, and STONEPATH LOGISTICS DOMESTIC SERVICES, INC. (jointly, severally and collectively, the "Lessee"), on the one hand, and LASALLE NATIONAL LEASING CORPORATION (the "Lessor"), on the other hand.

                               W I T N E S S E T H:

         WHEREAS, the Lessee and the Lessor are parties to the Master Lease Agreement dated as of June 6, 2003, as amended and restated from time to time (the "Lease Agreement"), and Lease Schedule No. A1 and Lease Schedule No. B1 subject thereto; and

         WHEREAS, a cross-default has occurred under the Lease Agreement due to Lessee's default under a credit facility with another lender, which default was declared by LaSalle on March 15, 2005 (the "Subject Event of Default"); and

         WHEREAS, the parties entered into Waiver and Rider No. 6 to Equipment Lease Agreement dated as of March 15, 2005 ("Waiver and Rider No. 6"); and

         WHEREAS, the Lessee has requested that, as of the Effective Date, the Subject Event of Default be waived and the amendment set forth herein be made; and

         WHEREAS, the Lessor is willing, subject to the terms and conditions hereinafter set forth, to grant such waiver;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

         SECTION 1.1 CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

         "Agreement" is defined in the preamble.

         "Effective Date" shall have the meaning provided in Section 5.1.

         "Lease Agreement" is defined in the first recital.




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         "Lessee" is defined in the preamble.

         "Lessor" is defined in the preamble.

         "Subject Event of Default" defined in the second recital.

         OTHER DEFINITIONS. Unless otherwise defined or the context otherwise requires, terms used herein have the meanings provided for in the Lease Agreement.

                                   ARTICLE II

                                     WAIVER
                                     ------

         Effective on (and subject to the occurrence of) the Effective Date, the Lessor waives the Subject Event of Default that occurred as a result of the cross-default of the Lease, subject to the condition(s) in Article III of this Agreement.

                                  ARTICLE III

                                   AMENDMENT
                                   ---------

         The Lessee agrees that by the close of business on March 31, 2005, it shall pay to LaSalle in immediately available funds, the sum of $438,309.06, which sum represents the total amounts due and owing under Lease Schedule No. A1 to the Lease Agreement. Lessee further agrees that by the close of business on April 30, 2005, it shall pay to LaSalle in immediately available funds, the sum of $904,377.59, which represents the total amounts due and owing under Lease Schedule No. B1 to the Lease Agreement.

         Lessee's failure to comply with this amendment in any way shall constitute an additional Default (as defined in the Lease Agreement) in Section 15 of the Lease Agreement, which shall be fully enforceable by LaSalle under
Section 16 of the Lease Agreement. In addition, this waiver shall not be effective if the payment provided herein is not made.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce the Lessor to make the waiver provided for in
Article II and the amendment provided for in Article III, the Lessee hereby represents and warrants that (a) after giving effect to the waiver provided in
Article II each of its representations and warranties contained in the Lease Agreement is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and (b) both immediately before and after giving effect to the provisions of this Agreement no Default (other than the Subject Event of Default) has occurred and is continuing.




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                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

         SECTION 5.1. EFFECTIVE DATE. This Agreement shall become effective as of March 30, 2005 (herein called the "Effective Date") if each of the Lessor and Lessee has exchanged executed counterparts of the Agreement.

         SECTION 5.2. WAIVER AND RIDER NO. 6 SUPERSEDED. The Waiver and Rider No. 6 is superseded by this Agreement.

         SECTION 5.3. LIMITATION OF WAIVER AND AMENDMENT. The waiver set forth in Article II and the amendment set forth in Article III shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Lease Agreement.

         SECTION 5.4. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.6. COSTS AND EXPENSES. The Lessee agrees to pay all reasonable costs and expenses of the Lessor incurred in connection with the execution and delivery of this Agreement.

         SECTION 5.7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE LESSOR AND THE LESSEE VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         SECTION 5.8. AMENDMENT FEE. In addition to the above amounts that Lessee shall pay to LaSalle, the Lessee agrees that by the close of business on March 31, 2005, it shall pay to LaSalle in immediately available funds, the sum of $5,000.00, which sum represents a fee for the Amendment set forth in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

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                                          LESSOR:
                                          -------


                                          LASALLE NATIONAL LEASING
                                          CORPORATION


                                          By  Constance W. Lancaster
                                              ----------------------------------
                                              Name: Constance W. Lancaster
                                              Title: Senior Vice President


                                          LESSEE:
                                          -------

                                          STONEPATH GROUP, INC.

                                          By  R. Arovas
                                              ----------------------------------
                                              Name: R. Arovas
                                              Title: President


                                          MGR, INC. D/B/A AIR PLUS LIMITED

                                          By  R. Arovas
                                              ----------------------------------
                                              Name: R. Arovas
                                              Title: President


                                          STONEPATH LOGISTICS DOMESTIC
                                          SERVICES, INC.

                                          By  R. Arovas
                                              ----------------------------------
                                              Name: R. Arovas
                                              Title: President








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